Exhibit 99.2

Acquisition of Jacksonville Bancorp, Inc. October 1, 2015

Forward - Looking Statements 2 This presentation contains “forward - looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward - looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the proposed merger transaction, the expected returns and other benefits of the proposed merger transaction to shareholders, expected improvement in operating efficiency resulting from the proposed merger transaction, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the proposed merger transaction on the capital ratios of Ameris Bancorp (“Ameris”). Forward - looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward - looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements . Factors that could cause or contribute to such differences include, but are not limited to, the possibility that expected benefits may not materialize in the timeframes expected or at all, or may be more costly to achieve; that the proposed merger transaction may not be timely completed, if at all; that prior to completion of the proposed merger transaction or thereafter, the parties’ respective businesses may not perform as expected due to transaction - related uncertainties or other factors; that the parties are unable to implement successful integration strategies; that the required regulatory, shareholder or other closing conditions are not satisfied in a timely manner, or at all; reputational risks and the reaction of the parties’ customers to the proposed merger transaction; diversion of management time to merger - related issues; and other factors and risk influences contained in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Ameris’s Form 10 - K for the year ended December 31, 2014 and other documents subsequently filed by Ameris with the Securities and Exchange Commission (the “SEC”). Consequently, no forward - looking statement can be guaranteed. Neither Ameris nor Jacksonville Bancorp, Inc. (“Jacksonville”) undertakes any obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise. For any forward - looking statements made in this presentation or any related documents, Ameris and Jacksonville claim protection of the safe harbor for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional Information 3 Additional Information and Where to Find It This communication is being made in respect of the proposed merger transaction involving Ameris and Jacksonville. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger transaction, Ameris will file with the SEC a registration statement on Form S - 4 that will include a proxy statement/prospectus for the shareholders of Jacksonville. Ameris also plans to file other documents with the SEC regarding the proposed merger transaction with Jacksonville. Jacksonville will mail the final proxy statement/prospectus to its shareholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The proxy statement/prospectus, as well as other filings containing information about Ameris and Jacksonville, will be available without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement/prospectus and other documents filed with the SEC in connection with the proposed merger transaction can also be obtained, when available, without charge, from the Company’s website ( http://www.amerisbank.com ) and Jacksonville’s website ( http://www.jaxbank.com ). Participants in the Merger Solicitation Ameris and Jacksonville, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Jacksonville in respect of the proposed merger transaction. Information regarding the directors and executive officers of Ameris and Jacksonville and other persons who may be deemed participants in the solicitation of the shareholders of Jacksonville in connection with the proposed merger transaction will be included in the proxy statement/prospectus for Jacksonville’s special meeting of shareholders, which will be filed by Ameris with the SEC. Information about Ameris’s directors and executive officers can also be found in Ameris’s definitive proxy statement in connection with its 2015 annual meeting of shareholders, as filed with the SEC on April 17, 2015, and other documents subsequently filed by Ameris with the SEC. Information about Jacksonville’s directors and executive officers can also be found in Jacksonville’s definitive proxy statement in connection with its 2015 annual meeting of shareholders, as filed with the SEC on March 24, 2015, and other documents subsequently filed by Jacksonville with the SEC. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and other relevant documents regarding the proposed merger transaction filed with the SEC when they become available.

Jacksonville Savannah Charleston Atlanta Greenville Tallahassee Montgomery Columbia Overview of Pro Forma Franchise 4 Pro Forma Highlights (1) Financial data as of 6/30/15 Branch count excludes one JAXB cyber branch; pro forma for announced branches consolidation (1) Excludes purchase accounting adjustments ABCB JAXB • Complementary in - market transaction with branch overlap • Accelerates Jacksonville momentum • Largest community bank in Jacksonville MSA • Continuing to increase our coastal and Florida presence Assets … … … … $5.7 bn Loans … … … … 4.0 bn Deposits… … … … 4.9 bn Branches… … … … 115 bn Assets … … … … $5.7 bn Loans … … … … 4.0 Deposits … … … … 4.9 Branches … … … … 101 St. Augustine Moultrie Gainesville

5 • Experienced Southeast acquiror – 14 deals in the last 6 years • Thorough due diligence process completed with over 70% of the total loan and OREO portfolios reviewed • Leverages management experience and infrastructure in Jacksonville Transaction Rationale Strategic Rationale Financially Accretive Low - Risk • Immediate earnings accretion once cost savings are fully realized • Accretive to tangible book value • Ameris to remain “well - capitalized” • Internal rate of return over 20% • Strengthens our position in the attractive Jacksonville market • Supports continued focus on the state of Florida • In - market extension with like - minded community bank • Solidifies Ameris as the largest community bank by deposit market share in Jacksonville Source: SNL Financial

Acquiror: Ameris Bancorp (Nasdaq: ABCB) Target: Jacksonville Bancorp (Nasdaq: JAXB) AggregateTransaction Value: (1) $96.6 million Fixed Consideration Mix: 75% stock / 25% cash Fixed Exchange Ratio for Stock Consideration : 0.5861x Per Share Cash Consideration: $16.50 Indicative Price per Share: (2) $16.64 Price / Tangible Book Value (%): (2)(3) 144% Premium to Market: (2) 11% Capital Raise: No additional capital required to complete the transaction Required Approvals: Customary regulatory and JAXB shareholder approvals Expected Closing: First Quarter of 2016 (1) Based on ABCB’s closing price of $28.47 as of 9/29/15 and a fixed exchange ratio of 0.5861x; includes in the money options; based upon total JAXB common shares outstanding of 5,796,282 (2) Blended per share price based on ABCB’s stock price of $28.47 as of 9/29/15 and a cash payout of $16.50 per share (3) Adjusted to include reversal of JAXB’s valuation allowance Summary of Transaction Terms 6

3.3% 5.5% 0.0% 1.5% 3.0% 4.5% 6.0% ABCB JAXB $44,304 $51,295 $40,000 $43,000 $46,000 $49,000 $52,000 ABCB JAXB Strengthened Presence in Metro Market 7 • Leverages our presence in the Jacksonville market + On a pro forma basis, Ameris is the largest community bank in the Jacksonville MSA Jacksonville MSA Deposit Market Share Jacksonville MSA Source: SNL Financial; deposit data as of 6/30/15 Market demographics deposit - weighted by county Map, branch count, projected population growth and median HHI exclude one JAXB cyber branch ABCB JAXB ‘15 – ‘20 Proj . Pop. Growth (%) Proj . ‘20 Median HHI ($) Deposits Market Rank Institution ($mm) Share Branches 1 Bank of America Corp. $23,679 42.4% 34 2 EverBank Financial Corp 14,762 26.5 6 3 Wells Fargo & Co. 5,746 10.3 60 4 Banco Bilbao Vizcaya Argentaria SA 2,359 4.2 25 5 SunTrust Banks Inc. 2,176 3.9 27 6 Regions Financial Corp. 1,241 2.2 24 Pro Forma 944 1.7 19 7 BB&T Corp. 673 1.2 14 8 Toronto-Dominion Bank 530 1.0 7 9 Ameris Bancorp 518 0.9 11 10 Fifth Third Bancorp 463 0.8 11 11 Jacksonville Bancorp Inc. 427 0.8 8 13 Synovus Financial Corp. 368 0.7 6 12 FirstAtlantic Financial Holdings Inc. 359 0.6 8 14 Atlantic Coast Financial Corp. 254 0.5 8 15 Coastal Banking Company, Inc. 229 0.4 2

• Over 10 colleges and universities and 1.5 million residents • Primary market drivers include advanced transportation, financial services, and health and life sciences • 3 major interstates and railroads and 3 deep water ports • Top 50 places for Business and Careers – Forbes • Second biggest growth sector in America – Forbes 8 Jacksonville Market Highlights Jacksonville Market Overview Major Area Employers Source: SNL Financial; Enterprise Florida website, JAXUSA website, Forbes

Non - Coastal Deposits $1,250 70% Coastal Deposits $543 30% Non - Coastal (61) Coastal (40) Non - Coastal Deposits $2,403 55% Coastal Deposits $1,967 45% Increasing Presence Along the Coast 9 12/31/2009 Today (1) Source: SNL Financial Dollars in millions Coastal branches are defined as branches within 25 miles of the coast (1) Pro forma for announced branches consolidation and acquisition of Jacksonville Bancorp, Inc.; excludes one JAXB cyber branch Non - Coastal (29) Coastal (15)

Improved Demographics Along the Coast 10 ≤ 0% 0.1% - 0.3% 0.4% - 1.2% (US: 0.7%) 1.3% - 2.5% ≥ 2.6% 1 - Year Projected Population Growth 5 - Year Projected Population Growth (1) Map Key Source: SNL Financial (1) Includes select coastal markets of operation; 5 - year projected population growth between 2015 to 2020 3.5% 1.8% 4.5% 5.0% 5.9% US AL GA SC FL MSA Population Growth Projected Change 2015 - 2020 State Population Growth Projected Change 2015 - 2020 3.5% 4.2% 5.2% 5.5% 6.2% 8.2% 8.4% US Deltona-Daytona Beach-Ormond Beach, FL Panama City, FL Jacksonville, FL Savannah, GA Hilton Head Island-Bluffton-Beaufort, SC Charleston-North Charleston, SC

GA $1,719 66% FL $393 15% AL $198 8% SC $278 11% GA $2,432 54% FL $1,539 34% AL $189 4% SC $352 8% GA $2,432 49% FL $1,965 40% AL $189 4% SC $352 7% Increasing Our Focus on Florida 11 Source: SNL Financial (1) Historical data as of the quarter prior to acquisition of Prosperity Banking Company (2) T oday data as of 6/30/15 • In April 2015, ABCB publicly announced moving key executives to Jacksonville • 3 rd Acquisition in Florida over the last 2 years Deposits by State ($mm) ABCB Historical (1) Pro Forma Today (2)

Credit Due Diligence 12 Credit Diligence Process • Comprehensive review process for JAXB’s loans and OREO portfolios • Experienced credit review team + Ameris has reviewed over $3.0 billion of loans and OREO through the evaluation of 30 FDIC transactions • Completed ten FDIC - assisted acquisitions, one branch transaction, and three whole bank transactions in FL and GA through cycle • Credit team reviewed 69% of the dollar balance of JAXB’s loan portfolio + 100% of all relationships over $700 thousand + 100% of all watch list loans over $400 thousand • Reviewed 82% of OREO properties + On - site visits to the majority of OREO properties

Transaction Assumptions 13 Assumptions • 30% of JAXB’s noninterest expense • 75% realized in 2016 and 100% thereafter • 1.5% of transaction accounts • $7.0 million after - tax • Identified, but not included • Gross credit mark to loans and OREO of $21.5 million • 5.0% mark to loans , 25.0% mark to OREO • Loan mark represents 1.4x total nonperforming loans as of 6/30/15, including accruing TDRs Credit Mark Core Deposit Intangible Merger-Related Expenses Cost Savings Revenue Synergies Deferred Tax Asset • Assumes partial reversal of JAXB’s valuation allowance against the deferred tax asset

Ameris current capital ratios as of 6/30/15 (1) Estimated pro forma capital ratios at close ; assumes transaction is 100% stock consideration Financial Impact 14 Transaction Impact • Immediate EPS accretion once cost savings are fully realized • No revenue synergies assumed in pro forma results but substantial opportunities identified • Accretive to tangible book value Pro Forma Current at Close (1) TCE / TA 7.5% 8.1 % Tier 1 Leverage Ratio 10.2 9.2 CET1 Ratio 10.2 10.7 Tier 1 Risk-Based Ratio 12.0 12.6 Total Risk-Based Ratio 12.6 13.1

Benefits to Our Stakeholders • Strategically compelling transaction that immediately enhances shareholder value • Benefit from increased liquidity and dividend for JAXB’s shareholders • Transaction materially increases long - term growth prospects in both assets and earnings per share 15 Shareholders Customers Employees • Similar community banking model with a focus on strong customer service • Significant increased branch presence in Jacksonville • Convenience of expanded network of 101 branches across 4 states • Access to combined commercial and retail product capabilities • Like - minded business cultures • Long - term dedicated teams Branch network excludes one JAXB cyber branch

Conclusion 16 • Financially attractive for the combined shareholder base • Enhances current footprint in a high - growth Southeastern market • Compatible community banking model

Appendix: Additional Information

Overview of Jacksonville Bancorp, Inc. 18 • Headquartered in Jacksonville, FL • Founded in 1999 • 8 branch Florida footprint Company Highlights Pro Forma Footprint Financial Highlights ABCB JAXB Source: SNL Financial; financial data as of 6/30/15 Note: Map excludes Ameris’ branches in Alabama, Georgia, North Carolina, South Carolina, and Florida outside of the Jacksonvi lle MSA, and one JAXB cyber branch (1) Core deposits defined as total deposits less jumbo time deposits greater than $100,000 Total Assets … … … … $501.9 mm Total Loans … … … … 385.7 Total Deposits … … … … 426.5 % Core Deposits (1) … … … … 77.2%

Demand Deposits 28% NOW Accounts 20% Money Market & Savings 32% Retail Time Deposits 10% Jumbo Time Deposits 9% Demand Deposits 28% NOW Accounts 8% Money Market & Savings 36% Retail Time Deposits 6% Jumbo Time Deposits 23% Demand Deposits 28% NOW Accounts 19% Money Market & Savings 32% Retail Time Deposits 10% Jumbo Time Deposits 10% Pro Forma Deposit Composition 19 Dollars in millions Source: SNL Financial Data as of 6/30/15 Note: Jumbo time deposits defined as time deposits greater than $100,000 ABCB Cost of Deposits: 0.24% JAXB Cost of Deposits: 0.44% ABCB Pro Forma JAXB

C&D 8% 1 - 4 Family 35% Multifamily 2% Owner - Occupied CRE 16% Non Owner - Occupied CRE 24% C&I 6% Consumer & Other 8% C&D 7% 1 - 4 Family 18% Multifamily 3% Owner - Occupied CRE 27% Non Owner - Occupied CRE 28% C&I 16% Consumer & Other < 1% C&D 8% 1 - 4 Family 34% Multifamily 2% Owner - Occupied CRE 17% Non Owner - Occupied CRE 25% C&I 7% Consumer & Other 7% Pro Forma Loan Composition 20 Dollars in millions Source: SNL Financial Data as of 6/30/15 (1) Excludes purchase accounting adjustments ABCB Yield on Loans: 5.18% JAXB Yield on Loans: 5.12% ABCB Pro Forma (1) JAXB

Branch Overlap Detail 21 Jacksonville MSA 1.12 miles 3.68 miles 2.55 miles ABCB JAXB Source: SNL Financial Distances shown for JAXB branches within five miles of an ABCB branch Map excludes six ABCB branches also located in the Jacksonville MSA, one JAXB cyber branch 1.62 miles 4.75 miles